================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

             Date of Report: October 27, 2000  Date of Earliest Event
                           Reported: October 26, 2000


                            MERRIMAC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            New Jersey             0-11201                   22-1642321
     (State of incorporation   (Commission File No.)       (I.R.S. Employer
         or organization)                                Identification No.)
        41 Fairfield Place

    West Caldwell, New Jersey                                07006-6287
 (Address of principal executive                             (Zip Code)
             offices)


       Registrant's telephone number, including area code: (973) 575-1300





                ------------------------------------------------
          (Former name or former address, if changed since last report)




================================================================================

Item 5.  Other Events

         On October 26, 2000, Merrimac Industries, Inc. ("Merrimac") entered into subscription agreements for common stock and warrants with each of three groups of investors including (i) investors led by Adam Smith Investment Partners, L.P. and certain of its affiliates (the "Adam Smith Investors"), (ii) Ericsson Holding International, B.V. ("EHI") and (iii) three members of the board of directors of Merrimac (the "Director Investors"). Pursuant to the subscription agreements, Merrimac sold to the investors units at a price of $12.80 per unit, each unit consisting of one share of common stock of the Company and one three-year warrant to purchase one additional share of common stock of the Company with an exercise price of $21.25 ("Units"). Pursuant to the subscription agreements, the Adam Smith Investors purchased 240,000 Units, EHI purchased 100,000 Units and the Director Investors purchased 20,000 Units, the common stock portion of which representing approximately 14% of the outstanding stock of the Company after giving effect to the sales, for an aggregate purchase price of $4,608,000 in cash.

         In connection with the purchase by the Adam Smith Investors and EHI of Merrimac common stock and warrants, Merrimac, the Adam Smith Investors and EHI also entered into registration rights agreements which provide the Adam Smith Investors and EHI each with two demand registrations at any time following October 26, 2002.

         Reference is hereby made to Merrimac's press release dated
October 27, 2000 which is attached hereto as Exhibit 1 and incorporated herein by reference.

         In addition, on October 26, 2000, Merrimac amended the Rights Agreement dated as of March 9, 1999, as amended (the "Rights Agreement"), between Merrimac and ChaseMellon Shareholder Services, L.L.C., as rights agent, to permit the Adam Smith Investors and EHI to purchase Merrimac common stock pursuant to the subscription agreements for common stock and warrants without Adam Smith Investment Partners, L.P. and EHI becoming an "Acquiring Person" within the meaning of the Rights Agreement.

         The foregoing description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of Amendment No. 3 to the Rights Agreement, which is attached hereto as Exhibit 2 and incorporated herein by reference.

Item 7.  Exhibits

1        Press Release of Merrimac dated October 27, 2000.

2 Amendment No. 3 dated as of October 26, 2000 to the Rights Agreement dated as of March 9, 1999, as amended, between Merrimac Industries, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRIMAC INDUSTRIES, INC.

                                            By    /s/ Robert V. Condon
                                               ---------------------------------
                                               Name:  Robert V. Condon
                                               Title: Vice President, Finance
                                                      and Chief Financial
                                                      Officer

Dated:  October 27, 2000

                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                             Numbered
-------                                                             --------
                                                                    Page
                                                                    -----

1               Press Release of Merrimac dated October 27, 2000.

2 Amendment No. 3 dated as of October 26, 2000 to the Rights Agreement dated as of March 9, 1999, as amended, between Merrimac
                Industries, Inc. and ChaseMellon Shareholder
                Services, L.L.C., as Rights Agent.